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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 14, 2000


                              HUDSON UNITED BANCORP
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

                        1-10699                     22-2405746
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               (Commission File Number) (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
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                    (Address of Principal Executive Offices)

                                 (201) 236-2600
                                 --------------
                         (Registrant's Telephone Number)


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Item 5.  Other Events.
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         On April 14, 2000, the Registrant issued a press release announcing its earnings expectations for first quarter 2000. A copy of the press release is attached as Exhibit 99(a) to this Current Report on Form 8-K and is incorporated by reference herein.


Item 7. Exhibits
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         Exhibit 99(a) - Press Release dated April 14, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             HUDSON UNITED BANCORP


Dated: April 17, 2000                        By: D.LYNN VAN BORKULO-NUZZO
                                                 ------------------------
                                           Name: D. Lynn Van Borkulo-Nuzzo, Esq.
                                          Title: Executive Vice President
                                                 Corporate Secretary


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Index to Exhibits
-----------------

         Exhibit 99(a) - Press Release dated April 14, 2000.